Exhibit 10.18

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the 16th day of March, 2015, by and among La Mesa Real Estate, LLC, National City Real Estate II, LLC, National City Real Estate I, LLC, and Upland Real Estate, LLC, each, a California limited liability company (collectively, “Sellers”), and MRT of La Mesa CA – SNF, LLC, MRT of National City CA – SNF I, LLC, MRT of National City CA – SNF II, LLC, MRT of Upland CA – SNF/ALF, LLC, each, a Delaware limited liability company (collectively, “Purchasers”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Purchase and Sale Agreement among Purchasers and Sellers, dated February 19, 2015, (the “PSA”), Sellers have agreed to sell, and Purchasers have agreed to buy, those certain Properties identified on Exhibit A hereto and as more fully described in the PSA (the “Properties”); and

WHEREAS, Sellers and Purchasers desire to amend the PSA as more specifically provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby mutually agreed as follows:

1.	Definitions. Any capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the PSA.

2.	Amendments. A new Section 2.05 is added to the PSA as follows:

“Section 2.05 Advance.

(a) On March 16, 2015, Purchasers will advance THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00) of the Purchase Price to Sellers (the “Advance”). The Advance shall bear interest and either be applied as a credit against the Closing Purchase Price at Closing, or be repaid to Purchasers in cash, in accordance with the terms and conditions contained in that certain Promissory Note of Sellers of dated of even date herewith (the “Promissory Note”).

(b) As security for Sellers’ obligations under the Promissory Note, Sellers shall cause LG Parent, to grant to Purchasers a first priority security interest in and to the issued and outstanding membership interest held by LG Parent in La Mesa Real Estate, LLC (the “Collateral”), pursuant to a separate security agreement to be entered into between Purchasers and LG Parent. The Advance and related security interest in the Collateral shall not be deemed to be a breach or violation in any manner of the covenants set forth in Section 8.08 hereof.

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(c) All reasonable attorney and transaction fees incurred by Purchasers in connection with the Advance shall be borne by Sellers.”

3.	Confirmation. Except as specifically set forth herein, all other terms and conditions of the PSA shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the PSA and the terms of this Amendment, the terms of this Amendment shall control.

4.	Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart. Copies of original signatures sent by facsimile, portable document format (.pdf), or other electronic imaging means shall be deemed to be originals for all purposes of this Amendment.

5.	Successors and Assigns. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been deemed executed by Sellers and Purchasers in Orange County, California as of (but not necessarily on) the date and year first above written.

PURCHASERS:

MRT of La Mesa CA – SNF, LLC,
a Delaware limited liability company

By:	/s/ William Harlan
Print Name:	William Harlan
Title:	President

MRT of National City CA – SNF I, LLC, a Delaware limited liability company

By:	/s/ William Harlan
Print Name:	William Harlan
Title:	President

MRT of National City CA – SNF II, LLC, a Delaware limited liability company

By:	/s/ William Harlan
Print Name:	William Harlan
Title:	President

MRT of Upland CA – SNF/ALF, LLC, a Delaware limited liability company

By:	/s/ William Harlan
Print Name:	William Harlan
Title:	President

[Signatures continue on following page]

SELLERS:

La Mesa Real Estate, LLC,
a California limited liability company

By:	/s/ Thomas Olds, Jr.
Print Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

National City Real Estate II, LLC, a California limited liability company

By:	/s/ Thomas Olds, Jr.
Print Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

National City Real Estate I, LLC, a California limited liability company

By:	/s/ Thomas Olds, Jr.
Print Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

Upland Real Estate, LLC, a California limited liability company

By:	/s/ Thomas Olds, Jr.
Print Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

EXHIBIT A

PROPERTY LIST

Name of Facility	Property Address	Facility Type	Seller	Purchaser
Arbor Hills Nursing & Rehabilitation Center	7800 Parkway Drive La Mesa, CA 91942	Skilled Nursing Facility	La Mesa Real Estate, LLC	MRT of La Mesa CA – SNF, LLC

Castle Manor Nursing & Rehabilitation Center	541 V Avenue National City, CA 91950	Skilled Nursing Facility	National City Real Estate II, LLC	MRT of National City CA – SNF II, LLC

Friendship Manor Nursing & Rehabilitation Center	902 Euclid St. National City, CA 91950	Skilled Nursing Facility	National City Real Estate I, LLC	MRT of National City CA – SNF I , LLC

Heritage Park Nursing Center Heritage Court Assisted Living	275 Garnet Way Upland, CA 91786	Skilled Nursing Facility RCFE Facility	Upland Real Estate, LLC	MRT of Upland CA – SNF/ALF, LLC